Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This Certification is being filed pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002. This Certification is included solely for the purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose. In connection with the accompanying Annual Report on Form 10-K of Virpax Pharmaceuticals, Inc. (the “Company”) for the year ended December 31, 2023 (the “Annual Report”), Gerald Bruce, as Chief Executive Officer, certifies in his capacity as such officer of the Company, that to such officer’s knowledge:

1)	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2024	By:	/s/ Gerald Bruce
	Name:	Gerald Bruce
	Title:	Chief Executive Officer
(Principal Executive Officer)